Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

___________________________________

EIP PHARMA, INC.

___________________________________

To:	EIP Pharma, Inc.

20 Park Plaza, Suite 424

Boston, Massachusetts 02116

This Subscription Agreement (the “Agreement”), dated July [__], 2023, is made between EIP Pharma, Inc., a Delaware corporation (“we” or the “Company”), and the undersigned prospective purchaser (“you” or the “Undersigned”) who is subscribing for that number of shares of Common Stock, $0.001 par value per share, of the Company (the “Shares”) set forth on the execution page hereto. The purchase price will be U.S. $1.47 per Share (the “Purchase Price”). The Company intends to raise an aggregate amount of up to $810,000, but the Company may increase the aggregate amount raised in its sole discretion. This subscription is submitted to you, in accordance with, and subject to, the terms and conditions described in this Agreement.

The Undersigned and the Company agree and represent as follows:

A.	Terms of Subscription.

1.    The Undersigned hereby irrevocably subscribes for and agrees to purchase the Shares at a purchase price of U.S. $1.47 per Share (the “Subscription”) for the total purchase price of set forth on the execution page hereto. Payment for the Shares shall be received by the Company from the Undersigned by wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing, in the amount as set forth on the execution page hereto (the “Payment”). The Undersigned may send payment prior to the Closing to be held by the Company in escrow pending acceptance of the subscription. If the subscription is not accepted, the Company will return the payment to the Undersigned without any interest thereon. The Company’s wiring instructions are as follows:

ABA: [_____________]

Bank Name: [_____________]

Bank Address: [_____________]

Beneficiary: [_____________]

Beneficiary’s Address: [_____________]

Account to Credit: [_____________]

The initial closing of the purchase of the Shares is anticipated by July [__], 2023 (the “Closing”), but may be extended in the Company’s sole discretion.

2.    Upon the Closing, the Undersigned (a “Purchaser”) will be issued a stock certificate for the number of Shares purchased in its name, and the name of such Purchaser will be entered on the stock transfer books of the Company as the record owner of such Shares.

B.	Contractual Restrictions Applicable to the Shares; Confidentiality.

The Undersigned agrees that as a condition to the purchase and sale of the Shares to become a party to (i) the Investors’ Rights Agreement by and among the Company and the Investors listed therein (as such term is defined therein) (the “IRA”) and (ii) the Voting Agreement by and among the Company and the Stockholders listed therein (as such term is defined therein) (the “Voting Agreement,” together with the IRA, the “Investor Documents”), each dated as of April 2, 2018, by execution of the counterpart signature page enclosed herewith. The Undersigned acknowledges that he, she or it has read and understands the Investor Documents, which set forth certain rights, preferences, restrictions and limitations on the Shares, including the ability to transfer or sell them in the future. If the Undersigned is already a party to the Investor Documents, the Undersigned acknowledges and agrees that the Shares purchased hereunder are also subject to the terms and conditions of the Investor Documents.

The Undersigned hereby agrees to protect and safeguard the Company’s confidential information and agrees not to disclose or use the Company’s confidential information, or permit any third party to access or use such confidential information.

C.	Qualification to Purchase.

The offering of the Shares is being conducted pursuant to an exemption from the securities registration requirements provided by one or more rules promulgated under section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company is requiring that all purchasers in the private placement qualify as, an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act. “Accredited Investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person. The Undersigned represents that he, she or it is an “accredited investor” for the following reason(s):

(Please certify with your initials that one or more of (i) through (v) below apply to you).

__________         (i)         Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

__________         (ii)         Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

__________         (iii)         Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__________         (iv)         Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters so that the person is capable of evaluating the merits and risks of the prospective investment; or

__________         (v)         Any entity in which all of the equity owners are accredited investors.

D.	Experience and Suitability; Investment Purpose.

The Undersigned has such knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Shares and to make an informed decision relating thereto. The Undersigned has the financial capability for making the investment and can afford a complete loss of the investment. The investment is a suitable one for the Undersigned.

The Undersigned acknowledges that he, she or it is not purchasing the Shares as a result of any General Solicitation or General Advertising (as such terms are used and defined in Rule 502(c) of Regulation D under the Securities Act) and the Undersigned is acquiring the Shares for the Undersigned’s own account for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Shares. The Undersigned confirms that he, she or it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as recommendation to purchase the Shares. The Undersigned understands that the Shares have not been registered under the Securities Act or the securities laws of any state and may never be so registered. The Undersigned hereby agrees not to make any sale, transfer or other disposition of any such Shares unless either (i) the Shares first shall have been registered under the Securities Act and all applicable state securities laws, or (ii) an exemption from such registration is available, and the Company has received such documents and agreements from the Undersigned and the transferee as the Company reasonably requests at such time.

The Undersigned represents and warrants that if required by applicable securities legislation, regulatory policy or order by any securities commission, stock exchange or other regulatory authority, he, she or it will execute, deliver, file and otherwise assist the Company in filing reports, questionnaires, undertakings, and other documents with respect to the issuance of the Shares. The Undersigned represents and warrants that he, she or it is entitled to subscribe for the Shares under the laws of all relevant jurisdictions which apply to it, and that he, she or it has not taken any action or omitted to take any action which will or may result in the Company or any of its respective directors, officers, agents, employees or advisers acting in breach of the legal and regulatory requirements of any jurisdiction in connection with the placement of the Shares or the Company’s acceptance of the Purchase Price.

The Undersigned represents and warrants that he, she or it is resident in the state set forth below and is receiving the Shares in such state, as applicable.

The Undersigned hereby acknowledges that the representations and warranties contained in this Agreement are made by the Undersigned with the intent that the representations and warranties may be relied upon by the Company and its agents in determining the Undersigned’s eligibility to purchase the Shares. The Undersigned represents and warrants that his, her or its representations and warranties are true at the time of Closing with the same force and effect as if they had been made by he, she or it at the Closing time and that they shall survive the purchase by he, she or it of the Shares and shall continue in full force and effect notwithstanding any subsequent disposition by he, she or it of the Shares.

E.	No Need for Liquidity.

The Undersigned is aware that this investment may not be readily liquidated in case of an emergency and that the Shares being purchased may have to be held for an indefinite period of time. The Undersigned’s overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. In view of such facts, the Undersigned has adequate means of providing for any current needs, anticipated future needs and possible contingencies and emergencies and has no need for liquidity in the investment in the Shares. The Undersigned is able to bear the economic risk of this investment, including a complete loss of its investment or the possibility that there may never be any liquidity in this investment.

F.	Opportunity to Investigate.

Prior to the execution of this Agreement, the Undersigned and/or the Undersigned’s advisors have reviewed the information about the Company in this Agreement, have reviewed the Investor Documents, have received and carefully considered the financial and business information about the Company that they have requested and have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this transaction, and the finances, operations, business and prospects of the Company. The Undersigned and/or the Undersigned’s advisors have also had the opportunity to obtain whatever additional information the Undersigned or its advisors have deemed necessary to verify the accuracy of information furnished about the Company. Accordingly, the Undersigned has independently evaluated the risks of purchasing the Shares, has consulted with the Undersigned’s own advisors, and the Undersigned has received information with respect to all matters which the Undersigned considers material to the Undersigned’s decision to make this investment and as a result of which has been satisfied regarding information about the Company.

G.	Representations and Warranties of the Company.

The Company hereby represents and warrants to the Undersigned that the following representations are true and complete as of the date hereof and as of the Closing, unless otherwise indicated. The Undersigned acknowledges that except as explicitly set forth in this Agreement the Company makes no representation or warranty of any kind or nature.

(a)    Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect.

(b)    Corporate Action. The Company has all necessary corporate power and authority, and has taken all corporate action required, for the due authorization, execution, delivery and performance of this Agreement and any other agreements executed in connection herewith, and for the due authorization and issuance of the Shares. This Agreement, the Investor Documents, and any other agreements executed by the Company in connection herewith, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Investor Documents may be limited by applicable federal or state securities laws.

(c)    Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act, and applicable state securities laws, which have been made or will be made in a timely manner.

(d)    Valid Issuance of Securities. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investor Documents, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Undersigned.

(e)    Compliance with Other Instruments. The Company is not in violation or default (i) of any provisions of its Certificate of Incorporation or Bylaws, (ii) of any instrument, judgment, order, writ or decree, (iii) under any note, indenture or mortgage, or (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or (v) to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect. The execution, delivery and performance of this Agreement and the Investor Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement; or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

(f)    No Brokers or Finders. No person has or will have, as a result of the transactions contemplated by this Agreement based on actions taken by the Company or, to the Company’s knowledge anyone acting on its behalf, any right, interest or valid claim against or upon the Undersigned or the Company for any commission, fee or other compensation as a finder or broker; and the Company agrees to indemnify and hold the Undersigned harmless against any such commissions, fees or other compensation.

(g)      Capitalization; Status of Capital Stock. The authorized capital of the Company consists of:

(i)    36,000,000 shares of Common Stock, 4,501,652 shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(ii)    28,941,797 shares of Preferred Stock, of which (i) 17,033,883 shares have been designated Series A-1 Preferred Stock, all of which are issued and outstanding immediately prior to the Closing, (ii) 2,916,686 shares have been designated Series A-2 Preferred Stock, all of which are issued and outstanding immediately prior to the Closing, and (iii) 8,991,228 shares have been designated Series B Preferred Stock, all of which are issued and outstanding immediately prior to the Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Company’s Certificate of Incorporation and as provided by the Delaware General Corporation Law.

(iii)    The Company has reserved 1,435,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to the Company’s 2018 Employee, Director and Consultant Equity Incentive Plan duly adopted by the Board of Directors of the Company and approved by the Company stockholders (the “Stock Plan”). Of such reserved shares of Common Stock, 995,000 are subject to outstanding awards under the Stock Plan and 440,000 remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan.

(iv)    Except for (A) the conversion privileges of the Company’s Preferred Stock and warrants, (B) the rights provided in Section 4 of the IRA, and (C) the securities and rights, privileges and preferences of the Company’s Preferred Stock as stated in the Company’s Certificate of Incorporation and as provided by the Delaware General Corporation Law, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock or Preferred Stock, or any securities convertible into or exchangeable for shares of Common Stock or Preferred Stock. All outstanding shares of the Company’s Common Stock and all shares of the Company’s Common Stock underlying outstanding options are subject to (i) a right of first refusal in favor of the Company upon any proposed transfer (other than transfers for estate planning purposes); and (ii) a lock-up or market standoff agreement of not less than one hundred eighty (180) days following the Company’s initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act.

H.	Legends.

The Undersigned understands that (i) the certificates representing the Shares will have a legends reflecting the restrictions on transfer set forth the Investor Documents and (ii) unless and until the Shares have been registered under the Securities Act and applicable state securities laws the following legend is applicable and each certificate representing such securities shall also bear a legend substantially similar to the following:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

I.	No Regulatory Approval of Merits.

The Undersigned understands that neither the Securities and Exchange Commission nor the commissioner or department of securities or attorney general of any state has passed upon the accuracy or adequacy of this Agreement, the fairness of the terms of the offering or the merits or qualifications of, nor recommended nor approved, the Shares. Any representation to the contrary is a criminal offense.

J.	Restrictions on Transfer; Duration.

The Undersigned shall not, directly or indirectly, sell, transfer, assign, pledge, bequeath, hypothecate, mortgage, grant any proxy with respect to, or in any way encumber or otherwise dispose of, the Shares, except in compliance with this Agreement and the Investor Documents. The Undersigned understands that the Undersigned may not cancel, terminate or revoke this Agreement or any agreement made by the Undersigned hereunder and that this Agreement shall survive the Undersigned’s death or disability and shall be binding upon the Undersigned’s heirs, executors, administrators, successors and assigns.

K.	Authority and Noncontravention.

The execution and performance hereof violates no order, judgment, injunction, agreement or controlling document to which the Undersigned is a party or by which the Undersigned is bound. If an organization, (i) the Undersigned is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it has been formed; (ii) the Undersigned has the right and power under its organizational instruments to execute, deliver and perform its obligations hereunder; and (iii) this Agreement has been duly authorized by all necessary action on the part of all officers, directors, partners, stockholders and trustees and will not violate any agreement to which the Undersigned is a party; and (iv) the individual executing and delivering this Agreement has the requisite right, power, capacity and authority to do so on behalf of the organization. The Undersigned has not been organized for the purpose of subscribing for the Shares. If an individual, the Undersigned has all requisite authority and capacity to purchase the Shares, enter into this Agreement and to perform all obligations required to be performed by the Undersigned hereunder.

L.	Miscellaneous.

1.    Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by certified mail, return receipt requested, addressed: (i) if to the Company: John Alam, President and CEO, 20 Park Plaza, Suite 424, Boston, MA, 02116 with a copy to Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., Attention: William C. Hicks, Scott Stanton and Jason McCaffrey, One Financial Center, Boston, MA 02111, or (ii) if to the Undersigned, at the address set forth below, or at such other address as may have been specified by written notice given in accordance with this paragraph.

2.    Entire Agreement. This Agreement and the Investor Documents embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement or the Investor Documents may be used to interpret, change or restrict, the express terms and provisions of this Agreement.This is a separate agreement between the Company and the Undersigned. The Company expects to enter into similar agreements with other investors who acquire shares of our Common Stock at or around the time of the Closing. The Company may enter into one or more agreements with other purchasers with other or different provisions than those set forth in this Agreement or which grant specific rights, benefits or privileges that are not made available to the Undersigned.

3.    Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the Company and the Undersigned. Notwithstanding the foregoing, the rights set forth in Section L hereof are for the sole benefit of the Company and may be waived by the Company without the consent of the Undersigned.

4.    Waivers and Consents. Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

5.    Governing Law. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by its courts to agreements entered into and to be performed in Delaware as if by and between residents of Delaware, and shall be binding upon the Undersigned, the Undersigned’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

6.    Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Undersigned without the prior written consent of the other party; provided, however, that the Company may assign any of its rights and obligations under this Agreement to any affiliate of or successor in interest to the Company without consent.

7.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Undersigned has/have executed this Agreement as of the date first set forth below.

Purchaser:

[_____________]

By: _______________________________

Name:

Its: [_____________]

Address:

_________________________________

_________________________________

Email: ___________________________

PURCHASE CONFIRMATION

The foregoing Subscription for Shares of the Company is hereby accepted.

YOU HAVE PURCHASED: [_____________] (Number of Shares) shares of Common Stock of EIP Pharma, Inc., at U.S. $1.47 per share. Total Payment: U.S. $[_____________]

EIP PHARMA, INC.

By:

Name: John Alam

Title: Chief Executive Officer